     Sub-Item 77O(1)

Dreyfus Variable Investment Fund

Quality Bond Portfolio

On November 3, 2016, Quality Bond Portfolio (the "Fund"), a series of Dreyfus Variable Investment Fund, purchased 90 4.300% Senior Notes due November 2046 issued by Principal Financial Group (CUSIP No. 74251VAN2) (the "Notes") at a purchase price of $99.882 per Note, including underwriter compensation of 0.875%.  The Notes were purchased from Credit Suisse Securities (USA) LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Barclays Capital Inc.

BNP Paribas Securities Corp.

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

Credit Agricole Securities (USA) Inc.

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

HSBC Securities (USA) Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mizuho Securities USA Inc.

RBC Capital Markets, LLC

Samuel A. Ramirez & Company, Inc.

U.S. Bancorp Investments, Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 9-10, 2017.  These materials include additional information about the terms of the transaction.

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	1/30/17

     Sub-Item 77O(2)

Dreyfus Variable Investment Fund

Quality Bond Portfolio

On January 4, 2017, Quality Bond Portfolio (the "Fund"), a series of Dreyfus Variable Investment Fund, purchased 120 3.887% Fixed Rate/Floating Rate Notes due January 2028 issued by Citigroup, Inc. (CUSIP No. 172967LD1) (the "Notes") at a purchase price of $100.00 per Note, including underwriter compensation of 0.425%.  The Notes were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Academy Securities, Inc.

BBVA Securities Inc.

Blaylock Beal Van, LLC

BNP Paribas Securities Corp.

BNY Mellon Capital Markets, LLC

Capital One Securities, Inc.

Citigroup Global Markets Inc.

Citizens Capital Markets, Inc.

Commonwealth Bank of Australia

Credit Agricole Securities (USA) Inc.

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

Drexel Hamilton, LLC

HSBC Securities (USA) Inc.

The Huntington Investment Company

ING Financial Markets LLC

Lebenthal & Co., LLC

Loop Capital Markets LLC

MFR Securities, Inc.

Mizuho Securities USA Inc.

MUFG Securities Americas Inc.

nabSecurities, LLC

Nomura Securities International, Inc.

RBC Capital Markets, LLC

Samuel A. Ramirez & Company, Inc.

Santander Investment Securities Inc.

Scotia Capital (USA) Inc.

SG Americas Securities, LLC

Skandinaviska Enskilda Banken AB (publ)

SMBC Nikko Securities America, Inc.

TD Securities (USA) LLC

Telsey Advisory Group LLC

UBS Securities LLC

UniCredit Capital Markets LLC

Wells Fargo Securities, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on May 16, 2017.  These materials include additional information about the terms of the transaction.

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	4/12/17

     Sub-Item 77O(3)

Dreyfus Variable Investment Fund

Quality Bond Portfolio

On March 6, 2017, Quality Bond Portfolio (the "Fund"), a series of Dreyfus Variable Investment Fund, purchased 60 3.90% Notes due April 2027 issued by Great Plains Energy Inc. (CUSIP No. 391164AJ9) (the "Notes") at a purchase price of $99.618 per Note, including underwriter compensation of 0.650%.  The Notes were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Barclays Capital Inc.

BNP Paribas Securities Corp.

BNY Mellon Capital Markets, LLC

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

KeyBanc Capital Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mizuho Securities USA Inc.

MUFG Securities Americas Inc.

SunTrust Robinson Humphrey, Inc.

U.S. Bancorp Investments, Inc.

UMB Financial Services, Inc.

Wells Fargo Securities, LLC

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on May 16, 2017.  These materials include additional information about the terms of the transaction.

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	4/12/17